Gabelli & Company
Gabelli & Company
22
nd
Annual Pump, Valve and Motor Symposium
Gretchen McClain
Gretchen McClain
Xylem President and CEO
Xylem President and CEO
February 9, 2012
February 9, 2012
Exhibit 99.1

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, sales, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in our Registration Statement on Form 10, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.
Forward Looking Statements

Xylem:
Global Water

Xylem is the Leader in Solving Water
Today’s Agenda:
• Discuss Global Water Challenges
• Provide Water Industry Overview
• Highlight Key Water End Market Fundamentals
• Show How Xylem is Uniquely Positioned to Deliver Value

Global Water Challenges

Fundamental Need for More Sustainable Water Infrastructure
Unfunded
Infrastructure
Needs
Energy
Efficiency
Deteriorating
Source Water
• US funding gap will reach $500B in 20 yrs, EM’s lack infrastructure
• Existing WW systems often at capacity & end of useful lives
• 3-4% total US electricity consumed by utility W&WW services/year
• 30-40% of local governments energy usage due to W&WW plants
• 49 states identified as having contaminated drinking water sources
• Emerging threats from industrial sources: EDC’s & toxic chemicals

Test
Water Transport
Water Treatment
Water Transport
Drivers
Water Scarcity
Tightening Regulation
Aging Infrastructure
Water Sources
Water Transport
Wastewater Treatment
Wastewater Transport
Test
Drivers
Population Growth
Urbanization
Sustainability
Energy Efficiency
Irrigation
70% of Use
Industrial Water
20% of Use
Building Services
10% of Use

xylem
Let's Solve Water

Global Water Industry Overview: $500B 5 Applied Water Water Infrastructure An Attractive Industry … Built Around A Fundamental Need

Xylem Business Segmentation	End Market	% of Xylem Revenues*	Cycle	Xylem Fundamentals
Water Infrastructure	Public Utility	40%	Non-Cyclical/ Cyclical	• Tariffs protected & growing • ~70% for maintenance capital • Strong aftermarket & replacement
Applied Water	Industrial	35%	Less Cyclical/ Late Cycle	• Products critical to operations • Strong aftermarket & replacement
	Commercial	13%	Late Cycle	• Strong replacement • Green regulation
	Residential	9%	Early Cycle	• Strong replacement • Energy efficiency
	Agriculture	3%	Mid Cycle	• Growing demand

xylem
Let's Solve Water

End Market Fundamentals 6 Well Positioned in an Attractive Industry * 2010 Revenues

Unique Assets
Industry Relations
xylem
Let's Solve Water
Key Partners
Innovative Solutions

Water Industry Customers & Structure How Does Xylem Create Value? 7 By Partnering with Our Customers to Solve Water Challenges Global Water Challenges

WTW

FLYGT

Bell & Gossett

GOULDS WATER TECHNOLOGY

godwin pumps

BLACK & VEATCH

US Army Corps of Engineers

CH2MHILL

VEOLIA

MERCK

suez

VWR INTERNATIONAL

The Coca-Cola Company

pepsi

GRAINGER

Vaillant

Layne

USGS science for a changing world

xylem
Let's Solve Water

Unique Collection of Global Assets…

Leading Brands & Technology
Diverse Product Portfolio
World-Class Distribution Channels
Diverse Customer Base
Large Installed Base
Robust Aftermarket Opportunities
Key Partnerships
… Provide Unrivaled Advantage

GE

ZENON

PUB
Water for All: Conserve, Value, Enjoy

TORO

Mono

FARADYNE MOTORS

Water Environment Federation
the water quality people

Hydraulic Institute
Standards Partner

water for people

Europump

MercyCorps

中国妇女发展基金会
CHINA WOMEN'S DEVELOPMENT FOUNDATION

xylem
Let's Solve Water

Xylem Leadership Role

Key Partnerships … For Capital Efficient Growth
Industry Relationships … Extend Distribution, Influence Regulators, and Create Demand
Leverage Our Influence Across the Water Industry

Bell & Gossett

SYSTEM SYZER

Blower
Air main & control valves
Dissolved oxygen monitor
Aerators

xylem
Let's Solve Water

Innovative Solutions

Product
Product
Innovation
Innovation
Application
Application
Expertise
Expertise
Sustainable
Infrastructure
Solutions
1999
N-Pump
2009
Adaptive N
2011
Experior
Energy Efficient
Secondary Treatment
Time & Energy Savings to
>100K Engineers &
Tradesmen
25% improvement in
cost and throughput
Labor & Energy Intensity Unfunded Capital Needs Wasteful Energy Use
50% reduction in pump
energy consumption
Problem
Benefit
Little
Red
Schoolhouse

11 Q&A * * * *

Key Takeaways

• We understand global water challenges
• We demonstrate industry “know-how”
• We create value for our customers
• We are the industry’s application solution provider
Xylem … Poised to Grow
Q4’11
Earnings Review
February 28
th
2012

13 NYSE: XYL Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931 http://investors.xyleminc.com * * * *